Virtus Seix High Yield Income Fund (the “Fund”),
a series of Virtus Strategy Trust

Supplement dated January 29, 2024, to the Summary Prospectus and the Virtus Strategy Trust Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated January 29, 2024

IMPORTANT NOTICE TO INVESTORS

As previously announced, the Board of Trustees of Virtus Strategy Trust approved the merger of the Fund with and into Virtus Seix High Yield Fund, a series of Virtus Asset Trust, on or about February 23, 2024. The merger has been delayed to March 15, 2024. At that time, neither the Fund’s Summary Prospectus, nor references to the Fund in the Virtus Strategy Trust Statutory Prospectus and SAI will be valid. Shareholders should consult the prospectus for the Virtus Seix High Yield Fund for information about that fund.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VST 8060/Seix High Yield Income Merger (1/24)